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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           KILROY REALTY CORPORATION
                           -------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Maryland                                                 95-4598264
-----------------------                                     --------------------
(State of Incorporation                                      (I.R.S Employer
   or Organization)                                          Identification No.)

2250 East Imperial Highway, El Segundo, California                 90245
--------------------------------------------------          --------------------
    (Address of Principal Executive Offices)                     (Zip Code)

Securities to be Registered Pursuant to Section 12(b) of the Act:

        Title of Each Class                     Name of Each Exchange on Which
        to be so Registered                     Each Class is to be Registered
        -------------------                     ------------------------------

Common Stock, $.01 par value                    New York Stock Exchange
----------------------------                    ------------------------------

Securities to be Registered Pursuant to Section 12(g) of the Act:

                                     None
-------------------------------------------------------------------------------
                               (Title of Class)

-------------------------------------------------------------------------------
                               (Title of Class)



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Description of Registrant's Securities to be Registered.
--------------------------------------------------------

        The description of the common stock, $.01 par value (the "Common Stock"), of Kilroy Realty Corporation, a Maryland corporation (the "Registrant"), is incorporated by reference to the information set forth under the caption "Description of Capital Stock--Common Stock" in the Prospectus included as part of the Registrant's registration statement on Form S-11 (No. 333-15553) in the form in which it was filed on November 5, 1996 with the Securities and Exchange Commission, as amended from time to time (the "Registration Statement").

Exhibits.
---------

                Pursuant to Instruction II of the Instructions as to Exhibits for registration statements on Form 8-A, the documents listed below are filed as exhibits to this Registration Statement:

        Exhibit No.
        ----------
        3.1 Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 from the Registration Statement).

        3.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 from the Registration Statement).

        *4.1            Specimen of Common Stock certificate.

        -----------------
        *Filed herewith


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                                  SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 20, 1997                  KILROY REALTY CORPORATION




                                        By: /s/ John B. Kilroy, Jr.
                                           ------------------------
                                           John B. Kilroy, Jr.
                                           President and Chief Executive Officer



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                                 EXHIBIT INDEX

Exhibit No.
----------

3.1 Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 from the Registration Statement).

3.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 from the Registration Statement).

*4.1    Specimen of Common Stock certificate.



--------------
*Filed herewith




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